Exhibit 99.1

Vicarious Surgical Announces Reverse Stock Split

WALTHAM, Mass. -- (BUSINESS WIRE) -- Vicarious Surgical Inc. (“Vicarious Surgical” or the “Company”) (NYSE: RBOT, RBOT WS), a next-generation robotics technology company seeking to improve lives through the transformation of surgical robotics, today announced it will effect a 1-for-30 reverse stock split of the Company’s issued and outstanding Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share.

The reverse stock split was approved by Vicarious Surgical’s shareholders at the Company’s annual shareholder meeting held on June 10, 2024, with the final ratio determined by the Company’s Board of Directors within the ratio range authorized by shareholders. The reverse split is primarily intended to increase the Company’s per share trading price and bring the Company into compliance with the New York Stock Exchange’s listing requirement regarding minimum share price.

The Company anticipates that the 1-for-30 reverse stock split will be effective as of 4:15 p.m. on June 12, 2024 and the Company’s Class A common stock will open for trading through the New York Stock Exchange on a post-split basis on June 13, 2024 under the Company’s existing trading symbol “RBOT”. The new CUSIP number for the Class A common stock following the reverse stock split will be 92561V208. The Company’s publicly-traded warrants will continue to be traded under the symbol “RBOT WS” and the CUSIP identifier for the warrants will remain unchanged.

At the time of the reverse stock split, every 30 shares of the Company’s common stock issued and outstanding will be combined into 1 share of common stock issued and outstanding, with no change to the par value of $0.0001 per share. This will reduce the number of shares of Class A common stock issued and outstanding from approximately 156,762,690 to approximately 5,225,423 and the number of shares of Class B common stock issued and outstanding from approximately 19,619,760 to approximately 653,992. The total authorized number of shares of common stock will remain the same.

No fractional shares will be issued in connection with the reverse stock split. Each stockholder who would otherwise be entitled to receive a fraction of a share of Vicarious Surgical’s common stock will be entitled to receive cash. All outstanding options, warrants, restricted stock units, and similar securities entitling their holders to receive or purchase shares of common stock will be adjusted as a result of the reverse stock split, as required by the terms of each security, and the number of shares of common stock available for issuance under the Company’s equity incentive plans will be adjusted in accordance with the terms of each plan.

Prior to the reverse stock split, the Company has outstanding (i) publicly issued warrants listed on the New York Stock Exchange to purchase a total of 17,248,601 shares of Class A common stock (the “public warrants”) and (ii) privately placed warrants to purchase a total of 10,400,000 shares of Class A common stock (the “private placement warrants” and, together with the public warrants, the “Warrants”), with each whole Warrant being exercisable to purchase one share of Class A common stock at $11.50 per share. After giving effect to the reverse stock split, the Warrants will be exercisable for a total of approximately 921,620 shares of Class A common stock with an exercise price of $345.00 per share.

The reverse stock split will affect all stockholders uniformly and will not alter any stockholder’s percentage ownership interest in the Company, except for adjustments that may result from the treatment of fractional shares.

About Vicarious Surgical

Founded in 2014, Vicarious Surgical is a next generation robotics company, developing a unique disruptive technology with the multiple goals of substantially increasing the efficiency of surgical procedures, improving patient outcomes, and reducing healthcare costs. The Company’s novel surgical approach uses proprietary human-like surgical robots to virtually transport surgeons inside the patient to perform minimally invasive surgery. The Company is led by an experienced team of technologists, medical device professionals and physicians, and is backed by technology luminaries including Bill Gates, Vinod Khosla’s Khosla Ventures, Innovation Endeavors, Jerry Yang’s AME Cloud Ventures, Sun Hung Kai & Co. Ltd and Philip Liang’s E15 VC. The Company is headquartered in Waltham, Massachusetts. Learn more at www.vicarioussurgical.com.

Forward-Looking Statements

This press release includes “forward-looking statements’’ within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical facts contained herein, including without limitation statements about theCompany’s intention to regain compliance with the New York Stock Exchange’s listing requirement regarding minimum share price, among other things, are forward-looking statements that reflect the current beliefs and expectations of management. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Vicarious Surgical’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: changes in applicable laws or regulations; the ability of Vicarious Surgical to raise financing in the future; the success, cost and timing of Vicarious Surgical’s product and service development activities; the potential attributes and benefits of Vicarious Surgical’s product candidates and services; Vicarious Surgical’s ability to obtain and maintain regulatory approval for the Vicarious System on the timeline it expects, and any related restrictions and limitations of any approved product; the size and duration of human clinical trials for the Vicarious Surgical; Vicarious Surgical’s ability to identify, in-license or acquire additional technology; Vicarious Surgical’s ability to maintain its existing license, manufacture, supply and distribution agreements and scale manufacturing of the Vicarious Surgical System and any future product candidates to commercial quantities; Vicarious Surgical’s ability to compete with other companies currently marketing or engaged in the development of products and services that Vicarious Surgical is currently marketing or developing, as well as with the use of open surgeries; the size and growth potential of the markets for Vicarious Surgical’s product candidates and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of Vicarious Surgical’s product candidates and services and reimbursement for medical procedures conducted using its product candidates and services; the company’s ability to meet its estimates regarding expenses, revenue, capital requirements, cash runway and needs for additional financing; Vicarious Surgical’s financial performance; Vicarious Surgical’s intellectual property rights, its ability to protect or enforce these rights, and the impact on its business, results and financial condition if it is unsuccessful in doing so; economic downturns, political and market conditions and their potential to adversely affect Vicarious Surgical’s business, financial condition and results of operations; and other risks and uncertainties indicated from time to time in Vicarious Surgical’s filings with the SEC. Vicarious Surgical cautions that the foregoing list of factors is not exclusive. The company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Vicarious Surgical does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Investor Contact

Kaitlyn Brosco
Vicarious Surgical
Kbrosco@vicarioussurgical.com

Marissa Bych
Gilmartin Group
Marissa@gilmartinir.com

Media Inquiries

media@vicarioussurgical.com